                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation of our report dated November 12, 2004 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-40586, 33-43702, 33-47298, 33-73800, 333-9705, 333-37927, 333-111807 and 333-111808).

                                              GOLDSTEIN GOLUB KESSLER LLP

New York, New York

December 13, 2004